                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO. ___)

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            MUELLER INDUSTRIES, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
      0-11.

      (1)    Title of each class of securities to which transaction applies:

      (2)    Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)    Proposed maximum aggregate value of transaction:

      (5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount Previously Paid:

      (2)    Form, Schedule or Registration Statement No.:

      (3)    Filing Party:

      (4)    Date Filed:

[MUELLER INDUSTRIES, INC. GRAPHIC OMITTED]


                            MUELLER INDUSTRIES, INC.
                        8285 Tournament Drive, Suite 150
                            Memphis, Tennessee 38125
                            Telephone (901) 753-3200


                             ----------------------
                           Notice of Annual Meeting of
                             Stockholders to be Held
                                   May 9, 2002
                             ----------------------


To the Stockholders of
Mueller Industries, Inc.

     The Annual Meeting of Stockholders of Mueller Industries, Inc. (the "Company"), will be held at the Company's headquarters at 8285 Tournament Drive, Suite 150, Memphis, Tennessee 38125 on Thursday, May 9, 2002, at 10:00 A.M. local time, for the following purposes:

     1. To elect five directors, each to serve until the next annual meeting of stockholders (tentatively scheduled for May 10, 2003) or until his successor is elected and qualified;

     2. To consider and act upon a proposal to approve the adoption by the Board of Directors of the Company's 2002 Stock Option Plan which allows for the issuance of a maximum of 750,000 shares of Common Stock;

     3. To consider and act upon a proposal to approve the appointment of Ernst & Young LLP, independent public accountants, as auditors of the Company for the fiscal year ending December 28, 2002; and

     4. To consider and transact such other business as may properly be brought before the Annual Meeting and any adjournment(s) thereof.

     Only stockholders of record at the close of business on March 12, 2002, will be entitled to notice of and vote at the Annual Meeting or any adjournment(s) thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be prepared and maintained at the Company's corporate headquarters at 8285 Tournament Drive, Suite 150, Memphis, Tennessee 38125. This list will be available for inspection by stockholders of record during normal business hours for a period of at least 10 days prior to the Annual Meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE SIZE OF YOUR HOLDINGS. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON, WE URGE YOU TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                                          John P. Fonzo
                                          Corporate Secretary

March 25, 2002

                            MUELLER INDUSTRIES, INC.
                        8285 Tournament Drive, Suite 150
                            Memphis, Tennessee 38125
                             Telephone (901) 753-3200

                            ----------------------

                                PROXY STATEMENT

                         Annual Meeting of Stockholders
                                   May 9, 2002

                             ----------------------

                             SOLICITATION OF PROXIES

     The accompanying proxy is solicited by the Board of Directors of Mueller Industries, Inc., a Delaware corporation (the "Company"), for use at the annual meeting of stockholders (the "Annual Meeting") to be held at the Company's headquarters at 8285 Tournament Drive, Suite 150, Memphis, Tennessee 38125, on Thursday, May 9, 2002, at 10:00 A.M. local time, or at any adjournment(s) thereof.

     This Proxy Statement, together with the Company's Annual Report for the fiscal year ended December 29, 2001, is first being mailed on or about March 25, 2002.

     When a proxy card is returned properly signed, the shares represented thereby will be voted in accordance with the stockholder's directions appearing on the card. If the proxy card is signed and returned without directions, the shares will be voted in favor of the proposals set forth thereon and for the nominees named herein. The discretion granted in the accompanying proxy card includes the authority to vote on all additional matters properly coming before the Annual Meeting as the persons named in the proxy deem appropriate. A stockholder giving a proxy may revoke it at any time before it is voted at the Annual Meeting by giving written notice to the secretary of the Annual Meeting, or by casting a ballot at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by election inspectors appointed for the Annual Meeting. The election inspectors will also determine whether a quorum is present. The holders of a majority of the shares of common stock, $.01 par value per share ("Common Stock"), outstanding and entitled to vote who are present either in person or represented by proxy will constitute a quorum for the Annual Meeting. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies by telephone or otherwise. The Company will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

                                VOTING SECURITIES

     The Company had 33,610,755 shares of Common Stock outstanding at the close of business on March 12, 2002, which are the only securities of the Company entitled to be voted at the Annual Meeting. The record holder of each share of Common Stock is entitled to one vote on each matter that may properly be brought before the Annual Meeting. Only stockholders of record at the close of business on March 12, 2002, will be entitled to notice of, and to vote at, the Annual Meeting. The Company's Certificate of Incorporation and Bylaws do not provide for cumulative voting for the election of Directors.


                             PRINCIPAL STOCKHOLDERS

     As of March 12, 2002, the following parties were known by the Company to be the "beneficial owner" of more than five percent of the Common Stock:


                                        Shares Beneficially         Percent of
Name and Address of Beneficial Owner            Owned                 Class
-------------------------------------- ---------------------   -----------------
Harvey L. Karp ....................... 3,483,400 (1)                  9.39% (1)
  c/o Mueller Industries, Inc.
  8285 Tournament Drive, Suite 150
  Memphis, Tennessee 38125

Berkshire Hathaway Inc. .............. 3,216,900 (2)                  9.57% (4)
  1440 Kiewit Plaza
  Omaha, Nebraska 68131

Prudential Financial, Inc. ........... 1,765,254 (3)                  5.25% (4)
  751 Broad Street
  Newark, New Jersey 07102-3777

-----------
(1) Includes 3,400,000 shares of Common Stock which are subject to currently exercisable stock options.

(2) Information obtained from a Schedule 13G, dated February 14, 2002, filed with the Securities and Exchange Commission on behalf of Warren E. Buffett, Berkshire Hathaway Inc., OBH, Inc. and National Indemnity Company. The Schedule 13G reported ownership of 3,216,900 shares of Common Stock then outstanding. The Schedule 13G reported shared voting power and shared dispositive power over 3,216,900 shares.

(3) Information obtained from a Schedule 13G, dated February 13, 2002, filed with the Securities and Exchange Commission on behalf of Prudential Financial, Inc. The Schedule 13G reported ownership of 1,765,254 shares of Common Stock then outstanding. The Schedule 13G reported that Prudential Financial, Inc. has sole voting power over 45,100 shares, shared voting power over 1,699,954 shares, sole dispositive power over 45,100 shares and shared dispositive power over 1,710,154 shares.

(4) The percent of class shown was based on the shares of Common Stock reported on the respective Schedules 13G and the total number of shares outstanding as of December 31, 2001. The difference in the total number of shares outstanding on December 31, 2001 and March 12, 2002 does not materially affect the percentage of ownership of the class.

                              ELECTION OF DIRECTORS


     The Board of Directors proposes to elect the following five persons at the Annual Meeting to serve (subject to the Company's Bylaws) as directors of the Company until the next Annual Meeting (tentatively scheduled for May 10, 2003), or until the election and qualification of their successors: Gennaro J. Fulvio, Gary S. Gladstein, Robert B. Hodes, Harvey L. Karp and William D. O'Hagan. If any such person should be unwilling or unable to serve as a director of the Company, which is not anticipated, the persons named in the proxy will vote the proxy for substitute nominees selected by them unless the number of directors has been reduced to the number of nominees willing and able to serve. G.E. Manolovici is not standing for reelection to the Board of Directors at the Annual Meeting.


     Directors are elected by a plurality of the votes cast. "Plurality" means that the individuals who receive the greatest number of votes cast "For" are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting. Consequently, any shares not voted "For" a particular director (whether as result of a direction to withhold or a broker non-vote) will not be counted in such director's favor.


              OWNERSHIP OF COMMON STOCK BY DIRECTORS AND EXECUTIVE
                OFFICERS AND INFORMATION ABOUT DIRECTOR NOMINEES


     The following table sets forth, as of March 12, 2002, information about the 4,422,144 shares of Common Stock (calculated based on 33,610,755 shares outstanding) beneficially owned by each of the Company's current directors, nominees for director, executive officers and Named Officers (as defined under "Executive Compensation"). Unless otherwise indicated, all directors and nominees for director, executive officers and Named Officers have sole voting and investment power with respect to the shares of Common Stock reported. The table and the accompanying footnotes set forth the foregoing persons' current positions with the Company, principal occupations and employment over the preceding five years, age and directorships held in certain other publiclyowned companies.


                                                                Common Stock
                                                                Beneficially
                                                                 Owned as of      Percent of
Principal Occupation, Employment, etc.                         March 12, 2002       Class
-----------------------------------------------------------   ----------------   -----------
Gennaro J. Fulvio .........................................             0             *
  Director nominee; age 45 (1)

Gary S. Gladstein .........................................        22,500             *
  Director of the Company since July 1, 2000;
  Director of Jos. A. Bank Clothiers, Inc. and Cresud S.A.;
   age 57 (2)

Robert B. Hodes ...........................................        46,000             *
  Director of the Company since February 10, 1995;
  Director of W.R. Berkley Corporation, Loral Space &
  Communications Ltd., K & F Industries, Inc., R. V. I.
  Guaranty, Ltd. and LCH Investments N.V.; age 76 (3)

                                                                          Common Stock
                                                                          Beneficially
                                                                           Owned as of       Percent of
Principal Occupation, Employment, etc.                                   March 12, 2002         Class
---------------------------------------------------------------------   ----------------   --------------
Harvey L. Karp ......................................................       3,483,400         9.39%
  Chairman of the Board of Directors since
  October 8, 1991; Director since August 1991;
  age 74 (4)

G.E. Manolovici .....................................................          16,000           *
  Director of the Company since November 30, 1998;
  age 65 (5)

William D. O'Hagan ..................................................         755,214         2.20%
  Chief Executive Officer of the Company since
  January 1, 1994; Chief Operating Officer of the Company
  since June 22,1992; President of the Company since
  December 1, 1992; Director of the Company since
  January 1993; age 60 (6)

John P. Fonzo .......................................................             500           *
  Vice President, General Counsel and Secretary of the
  Company since July 5, 2000; age 46 (7)

Roy C. Harris .......................................................          59,616           *
  Vice President and Chief Information Officer of the
  Company since July 5, 2000; age 59 (8)

Kent A. McKee .......................................................          73,204           *
  Chief Financial Officer of the Company since April 1, 1999;
  Vice President of the Company since February 11, 1999;
  age 41 (9)

Lee R. Nyman ........................................................          34,210           *
  Senior Vice President-Manufacturing/Engineering of the
  Company since February 11, 1999; age 49 (10)

Executive Officers, Named Officers and Directors as a Group .........       4,422,144        11.63%**

-----------

*    Less than 1%

** Includes 4,188,599 shares of Common Stock which are subject to currently exercisable stock options held by officers and directors of the Company.

(1) Mr. Fulvio has been a member of Fulvio & Associates, LLP, Certified Public Accountants (formerly Speer & Fulvio, LLP), since 1987.

(2) Mr. Gladstein previously served as a director of the Company from 1990 to 1994. Mr. Gladstein is currently a Senior Consultant at Soros Fund Management. He was Chief Operating Officer at Soros Fund Management from 1985 until his retirement at the end of 1999. The number of shares owned by Mr. Gladstein includes 2,000 shares of Common Stock owned by Mr. Gladstein's son. Mr. Gladstein disclaims beneficial ownership of the 2,000 shares of Common Stock owned by his son.

(3) Mr. Hodes is Counsel to the New York law firm of Willkie Farr & Gallagher. The number of shares of Common Stock beneficially owned by Mr. Hodes includes (i) 2,200 shares of Common Stock owned by Mr. Hodes' children and
     (ii) 10,000 shares of Common Stock which are subject to currently exercisable stock options.

(4) The number of shares of Common Stock beneficially owned by Mr. Karp includes 3,400,000 shares of Common Stock which are subject to currently exercisable stock options.

(5) Mr. Manolovici is currently self-employed in managing his private investment portfolio. Prior to June 1994, Mr. Manolovici served as a Managing Director of Soros Fund Management. The number of shares of Common Stock beneficially owned by Mr. Manolovici includes 6,000 shares of Common Stock which are subject to currently exercisable stock options. Mr. Manolovici is not standing for re-election to the Board of Directors at the Annual Meeting.

(6) The number of shares of Common Stock beneficially owned by Mr. O'Hagan includes (i) 484,000 shares of Common Stock which are subject to currently exercisable stock options, (ii) 4,068 shares of Common Stock owned by Mr. O'Hagan's spouse and (iii) 28,136 shares of Common Stock owned by a family partnership of which Mr. O'Hagan is a general partner and in which Mr. O'Hagan or his spouse hold a 99% interest. Mr. O'Hagan disclaims beneficial ownership of the 4,068 shares of Common Stock owned by his spouse.

(7) Mr. Fonzo has served as Vice President, General Counsel and Secretary of the Company since July 5, 2000. Prior thereto, Mr. Fonzo had been General Counsel, Consumer Packaging, for International Paper Company, since 1998, and Senior Counsel, International Paper Company, since 1995. The number of shares of Common Stock beneficially owned by Mr. Fonzo includes 500 shares of Common Stock which are subject to currently exercisable stock options.

(8) Mr. Harris served (i) as Division Manager of the Company's Standard Products Division from May 1, 1997 through July 11, 2000 and (ii) as Controller, Standard Products Division from December 1995 to May 1, 1997. The number of shares of common stock beneficially owned by Mr. Harris includes 41,340 shares of Common Stock which are subject to currently exercisable stock options.

(9) Mr. McKee served (i) as Vice President -- Business Development/Investor Relations of the Company from December 14, 1995 to February 11, 1999, (ii) as Treasurer of the Company from November 8, 1991 to December 14, 1995 and
     (iii) as Assistant Secretary of the Company from August 28, 1991 to December 14, 1995. The number of shares of Common Stock beneficially owned by Mr. McKee includes 35,800 shares of Common Stock which are subject to currently exercisable stock options.

(10) Mr. Nyman served as Vice President -- Manufacturing/Management Engineering of the Company from July 7, 1993 to February 11, 1999. The number of shares of Common Stock beneficially owned by Mr. Nyman includes 19,800 shares of Common Stock which are subject to currently exercisable stock options.

     During 2001, the Board of Directors held four meetings. The Board of Directors established a standing Audit Committee and a Compensation Committee at its organizational meeting on February 13, 1991. On May 13, 1991, the Board of Directors created two committees (the "Plan Committees") to be responsible for administering the Company's 1991 Employee Stock Purchase Plan and the Company's 1991 Incentive Stock Option Plan. On November 16, 1993, the Board of Directors established a standing Nominating Committee. On May 12, 1994, the Board of Directors created two committees to be responsible for administering the Company's 1994 Stock Option Plan and the Company's 1994 Non-Employee Director Stock Option Plan, on February 12, 1998 created a committee to be responsible for administering the Company's 1998 Stock Option Plan and on February 12, 2002 created a committee to be responsible for administering the Company's 2002 Stock Option Plan (collectively, the "Option Plan Committees"). During 2001, no director attended fewer than 75% of the total number of meetings of the Board and all committees on which he served.

     During 2001, the Audit Committee was composed of three directors who were not officers or employees of the Company: Gary S. Gladstein, G.E. Manolovici and Robert Hodes. During 2001, the Audit Committee met four times. The Board of Directors determined that the members of the Audit Committee were independent, as independence is defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange listing standards. The Audit Committee (i) makes recommendations to the Board of Directors regarding the appointment of the Company's independent accountants, (ii) reviews and approves any major change in the Company's accounting policy, (iii) reviews the scope and results of the independent audit, (iv) reviews and considers the independence of the accountants, (v) reviews the effectiveness of the Company's internal audit procedures and personnel, (vi) reviews the Company's policies and procedures for compliance with disclosure requirements concerning conflicts of interest and the prevention of unethical, questionable or illegal payments, and (vii) makes such reports and recommendations to the Board of Directors as it may deem appropriate. The Board of Directors has adopted a written Audit Committee Charter.

     During 2001, the Compensation Committee was composed of two directors who were not officers or employees of the Company: Gary S. Gladstein and G.E. Manolovici. These same directors also served as members of the Plan Committees and the Option Plan Committees. The Compensation Committee (i) reviews management compensation standards and practices and (ii) makes such recommendations to the Board of Directors as it deems appropriate. During 2001, the Compensation Committee and the Option Plan Committees held one meeting.

     During 2001, the Nominating Committee was composed of two directors who were not officers or employees of the Company: Robert Hodes and G.E. Manolovici. The Nominating Committee makes recommendations to the Board of Directors regarding director candidates and criteria for Board membership. During 2001, the Nominating Committee held one meeting. The Nominating Committee does not consider individuals nominated by stockholders for election to the Board. However, under the Company's Bylaws, nominations for the election of directors may be made by a qualifying stockholder, but only if written notice of such stockholder's intent to make such nomination has been received by the Secretary of the Company at the Company's principal place of business (8285 Tournament Drive, Suite 150, Memphis, Tennessee 38125) not less than 60 days and not more than (i) with respect to an election to be held at an annual meeting of stockholders, 90 days prior to the anniversary date of the immediately preceding annual meeting (unless the annual meeting date is advanced by more than thirty days or delayed by more than sixty days, in which case different deadlines apply), and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, not earlier than 90 days prior to the special meeting and not later than the later of (a) 60 days prior to such special meeting or (b) the tenth day following the day on which public announcement is first made of the date of the special meeting, provided that in the event that the number of directors to be elected to the Board is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board made by the Company at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary of the Company not later than the tenth day following the day on which such public announcement is first made by the Company. To be a qualifying stockholder, the stockholder must be a stockholder of record at the time the notice was delivered to the Secretary of the Company. Each such notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitation of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A (or successor provisions) under the Securities Exchange Act of 1934, including such person's written consent to be named in the proxy statement as a nominee and serving as a director if elected;
(b) as to any other business that the stockholder desired to be brought before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner, and (ii) the class and number of shares of Common Stock which are owned beneficially and of record by such stockholder and such beneficial owner. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

Director Compensation

     During 2001, Directors of the Company who were not employed by the Company received an annual fee for serving on the Company's Board of Directors of $25,000, plus a fee of $1,000 per Board and $750 per Audit, Compensation or Nominating Committee meeting attended by such Director, plus reimbursement for such Director's expenses incurred in connection with any such Board or Committee meeting, except no Committee meeting fees were paid for meetings held in conjunction with a Board of Directors meeting. In addition, the Chairman of each of the Audit, Compensation and Nominating Committees receives an annual fee of $2,500.

     Under the Company's 1994 Non-Employee Director Stock Option Plan, each member of the Company's Board of Directors who is neither an employee nor an officer of the Company is automatically granted each year on the date of the Company's Annual Meeting of Stockholders, without further action by the Board, an option to purchase 2,000 shares of Common Stock at the fair market value of the Common Stock on the date the option is granted. As of March 12, 2002, options to purchase 18,000 shares of Common Stock were outstanding under the Company's 1994 Non-Employee Director Stock Option Plan.

Board of Directors' Affiliations

     Mr. Hodes is Counsel to the law firm of Willkie Farr & Gallagher, which provided legal services to the Company during 2001.

                             EXECUTIVE COMPENSATION

     The following table summarizes the annual and long-term compensation for services in all capacities for the Company for the fiscal years 2001, 2000 and 1999, of those persons who were, at December 29, 2001, (i) the chief executive officer, and (ii) the other four most highly compensated executive officers of the Company (collectively, the "Named Officers").


                                                                          Long-Term
                                                                         Compensation
                                                                        -------------
                                                                            Awards
                                                                        -------------
                                              Annual Compensation         Securities
                                          ---------------------------     Underlying       All Other
Name and Principal Position       Year       Salary        Bonus(1)       Options(#)     Compensation(2)
------------------------------   ------   -----------   -------------   -------------   ----------------
Harvey L. Karp ...............   2001       $801,190      $  600,893
 Chairman of the Board           2000       $763,048      $  763,048
                                 1999       $693,680      $1,144,572
William D. O'Hagan ...........   2001       $546,260      $  382,382                        $ 6,800
 President and Chief Executive   2000       $520,260      $  494,247                        $24,583
 Officer                         1999       $472,966      $  756,746                        $16,611

John P. Fonzo ................   2001       $194,580      $   43,350           5,000        $ 6,800
 Vice President,                 2000       $ 85,323      $  105,400           2,500
 General Counsel                 1999             --              --
 & Secretary (3)

Kent A. McKee ................   2001       $181,125      $   56,082          10,000        $ 6,800
 Vice President and Chief        2000       $175,000      $   91,250           7,500        $ 7,700
 Financial Officer               1999       $149,949      $  149,954           7,500        $ 7,146

Lee R. Nyman .................   2001       $191,475      $   67,572          15,000        $ 6,800
 Senior Vice President --        2000       $185,000      $  114,900          10,000        $ 8,204
 Manufacturing Engineering       1999       $178,020      $  207,262          15,000        $ 9,589

-----------
(1) Includes all amounts earned for the respective years, even if deferred under the Company's Executive Deferred Compensation Plan.

(2) Consists of $6,800 contributed on behalf of each of Messrs. O'Hagan, Fonzo, McKee and Nyman, respectively, as matching contributions under the Company's 401(k) Plan for 2001.

(3)   Mr. Fonzo joined the Company on July 5, 2000.

                                 OPTION GRANTS

     Shown below is further information on options granted during the fiscal year ended December 29, 2001, to the Named Officers.


                       Option Grants in Last Fiscal Year


                                                                                                   Potential Realizable
                                                                                                     Value at Assumed
                                                                                                     Annual Rates of
                                                                                                       Stock Price
                                                                                                       Appreciation
                                                    Individual Grants                                for Option Term
                         ------------------------------------------------------------------------ ----------------------
                           Number of         % of
                           Securities   Total Options      Exercise     Market Price
                           Underlying       Granted        or Base        on Date
                            Options      to Employees       Price        of Grant    Expiration
          Name            Granted (#)   in Fiscal Year      ($/Sh)         ($/Sh)       Date        5%         10%
------------------------ ------------- ---------------- --------------- ------------- ----------- ---------- -----------
Harvey L. Karp .........         --             --               --             --            --         --         --
William D. O'Hagan .....         --             --               --             --            --         --         --
John P. Fonzo ..........      5,000           7.14%       $   29.10(1)     $ 29.10     11/7/2011   $ 91,505   $231,883
Kent A McKee ...........     10,000          14.29%       $   29.10(1)     $ 29.10     11/7/2011   $183,010   $463,767
Lee R. Nyman ...........     15,000          21.43%       $   29.10(1)     $ 29.10     11/7/2011   $274,515   $695,650

-----------
(1) These options were granted under the Company's 1998 Stock Option Plan with an exercise price equal to 100% of the fair market value of the Common Stock at the time of grant, which, in accordance with the terms of the 1998 Stock Option Plan, is the mean between the highest and lowest sale price of the Common Stock on the last trading date immediately preceding the date of grant. For purposes of determining the potential realizable value of these options, the mean between the highest and lowest sale price of the Common Stock on the trading date immediately preceding the date of grant was used as the date of grant market price. These options vest over a four-year term, with the first 40% vesting on November 7, 2002, and 20% vesting on November 7 of each of the following three years


               Aggregated Option Exercises in Last Fiscal Year and
                       Option Values at December 29, 2001

                                                                   Number of
                                                                   Securities                Value of
                                                                   Underlying              Unexercised
                                                                  Unexercised              In-the-Money
                                                                   Options at               Options at
                                                               Dec. 29, 2001 (#)         Dec. 29, 2001(2)
                              Shares                          -------------------   -------------------------
                            Acquired on          Value            Exercisable/             Exercisable/
Name                       Exercise (#)     Realized ($)(1)      Unexercisable            Unexercisable
-----------------------   --------------   ----------------   -------------------   -------------------------
Harvey L. Karp ........                                       3,600,000/    0       $113,412,600/        0
William D. O'Hagan.....                                       484,000/116,000       $  8,688,455/1,898,980
John P. Fonzo .........                                           500/  7,000       $      4,937/   41,898
Kent A. McKee .........                                        35,800/ 24,700       $    583,642/  150,620
Lee R. Nyman ..........        48,400           971,696        19,800/ 42,800       $    106,658/  231,470

-----------
(1) Represents the difference between the closing price of the Common Stock on the date of exercise and the exercise price of the options.

(2) Represents the difference between the closing price of the Common Stock on the last trading day prior to December 29, 2001 and the exercise price of the options.

     The Company did not award stock appreciation rights to any executive officer during 2001, nor was any award made under any long-term incentive plan. The Company does not have a defined benefit or actuarial plan covering any of the Named Officers.


Employment Contracts and Termination of Employment Arrangements

     Effective as of September 17, 1997, the Company amended and restated Harvey L. Karp's then existing employment agreement (as amended and restated, the "Karp Employment Agreement"). The Karp Employment Agreement has a three-year rolling term which is automatically extended so that the unexpired term on any date is always three years, unless either party gives written notice of his or its intention not to extend the term. The Karp Employment Agreement provides for Mr. Karp to serve as Chairman of the Board of Directors of the Company. Under the terms of the Karp Employment Agreement, Mr. Karp is to receive (i) an annual base salary of $606,373 (to be adjusted upward annually at a rate commensurate with increases granted to other key executives), and (ii) a discretionary cash incentive bonus consistent with the executive bonus program which the Company establishes for other key executives. In addition, Mr. Karp is to receive reimbursement for reasonable business and travel expenses incurred in the performance of his duties and will participate in all bonus, incentive, stock option, pension, disability and health plans and programs and all fringe benefit plans maintained by the Company in which senior executives participate.

     Under the terms of the Karp Employment Agreement, Mr. Karp's employment may be terminated by the Company without Cause (as defined in the Karp Employment Agreement) or by Mr. Karp for Good Reason (as defined in the Karp Employment Agreement) upon appropriate written notice. In either such event, Mr. Karp will continue to receive his then-current base salary as if his employment had continued for the remainder of the then current three-year term and an annual bonus for the remainder of the then current three-year term equal to the average bonus for the three calendar years immediately preceding the written notice of termination. In addition, all outstanding unvested Company stock options then held by Mr. Karp will immediately vest and become exercisable and Mr. Karp will continue to participate in the Company's health plans and programs at the Company's expense for the remainder of such three-year term.

     Mr. Karp may resign voluntarily without Good Reason upon appropriate written notice to the Company. In such event, Mr. Karp will be entitled to receive any accrued but unpaid base salary and, at the Company's discretion, a bonus for the calendar year in which his resignation without Good Reason occurs. The Company may terminate Mr. Karp's employment for Cause (as defined in the Karp Employment Agreement) upon appropriate written notice. In such event, Mr. Karp will forfeit all existing Company stock options, but such options shall remain exercisable for the 30-day period following Mr. Karp's receipt of the written notice. Mr. Karp may terminate his employment for any reason within six months following a Change in Control (as defined in the Karp Employment Agreement). In such event, the Company will pay to Mr. Karp a lump sum amount equal to (i) three times his then current base salary, and (ii) three times his average annual bonus for the three calendar years immediately preceding the date of termination. In addition, all outstanding unvested options then held by Mr. Karp shall become immediately exercisable. In the event that any Payment (as defined in the Karp Employment Agreement) would be subject to the excise tax imposed by the "Golden Parachute" regulations, Mr. Karp would be entitled to a gross-up payment from the Company to cover such taxes.

     Effective as of May 12, 2000, the Company amended and restated William D. O'Hagan's then existing employment agreement (as amended and restated, the "O'Hagan Employment Agree-ment"). The O'Hagan Employment Agreement provides for Mr. O'Hagan to serve as President and Chief Executive Officer of the Company for a rolling three-year term, which is automatically extended so that the unexpired term on any date is always three years, unless either party gives written notice of his or its intention not to extend the term (the "Employment Period"). Under the terms of the O'Hagan Employment Agreement, Mr. O'Hagan is to receive (i) an annual base salary of $413,430 (to be adjusted upward annually at a rate commensurate with increases granted to other key executives), and (ii) a discretionary cash incentive bonus consistent with the executive bonus program which the Company establishes for other key executives. In addition, Mr. O'Hagan is to receive reimbursement for reasonable business and travel expenses incurred in the performance of his duties and will participate in all bonus, incentive, stock option, pension, disability and health plans and programs and all fringe benefit plans maintained by the Company in which senior executives participate.


     Under the terms of the O'Hagan Employment Agreement, Mr. O'Hagan's employment may be terminated by the Company without Cause (as defined in the O'Hagan Employment Agreement) or by Mr. O'Hagan for Good Reason (as defined in the O'Hagan Employment Agreement) upon appropriate written notice. In either such event, Mr. O'Hagan will continue to receive his then-current base salary as if his employment had continued for the remainder of the Employment Period and an annual bonus for the remainder of the Employment Period equal to the average bonus for the three calendar years immediately preceding the written notice of termination. In addition, all outstanding unvested Company stock options then held by Mr. O'Hagan will immediately vest and become exercisable and Mr. O'Hagan will continue to participate in the Company's health plans and programs at the Company's expense until he reaches age 65.

     Mr. O'Hagan may resign voluntarily without Good Reason upon appropriate written notice to the Company. In such event, Mr. O'Hagan will be entitled to receive any accrued but unpaid base salary and, at the Company's discretion, a bonus for the calendar year in which his resignation without Good Reason occurs. The Company may terminate Mr. O'Hagan's employment for Cause (as defined in the O'Hagan Employment Agreement) upon appropriate written notice. If Mr. O'Hagan's employment is terminated for Cause or if Mr. O'Hagan voluntarily resigns for any reason other than Good Reason, his right to receive his base salary, bonus, and any other compensation and benefits to which he would otherwise be entitled under the O'Hagan Employment Agreement shall be forfeited as of the date of termination. Mr. O'Hagan may terminate his employment for any reason within six months following a Change in Control (as defined in the O'Hagan Employment Agreement). In such event, the Company will pay to Mr. O'Hagan a lump sum amount equal to (i) his then current base salary multiplied by the number of years (including partial years) then remaining in the Employment Period, and (ii) his average annual bonus for the three calendar years immediately preceding the date of termination multiplied by the number of years (including partial years) then remaining in the Employment Period. In addition, all remaining unvested options previously granted to Mr. O'Hagan shall become immediately exercisable.

     The Company does not have any other employment agreements with Named Officers. Except as set forth above, the Company has no compensatory plan or arrangement with respect to any Named Officer which would result in severance or change-in-control payments in excess of $100,000.

                        REPORT OF THE AUDIT COMMITTEE (1)

     The Audit Committee of the Board of Directors oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services provided by the independent auditors with the auditor's independence.

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company's Annual Report on Form 10K for the year ended December 29, 2001, for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to shareholder approval, the selection as the Company's independent auditors, Ernst & Young LLP, for the fiscal year ending December 28, 2002.


Gary S. Gladstein, Chairman
Robert B. Hodes
G.E. Manolovici


-----------
(1) This Section is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

     Base compensation payable to Mr. Karp, the Company's Chairman, and to Mr. O'Hagan, its Chief Executive Officer, is principally governed by the terms of their employment agreements. These agreements provide for minimum base compensation of $606,373 for Mr. Karp and $413,430 for Mr. O'Hagan effective as of September 17, 1997. Effective at the beginning of the 2001 fiscal year, the base compensation payable to each of Messrs. Karp and O'Hagan was increased by five percent, which reflected the Company's growth over the last three years in sales and pre-tax profits.

     The employment agreements for Messrs. Karp and O'Hagan also provide for payment of an annual discretionary cash bonus consistent with the executive bonus program which the Company establishes for other key executives. For 2001, Messrs. Karp and O'Hagan were awarded discretionary bonuses in the amount of 75% and 70%, respectively, of their gross wages (excluding bonuses for 2000 which were paid in 2001, and certain other miscellaneous items). The bonuses paid to Messrs. Karp and O'Hagan were recommended by the Compensation Committee and approved by the Board of Directors, based on the favorable assessment of their contributions to the Company's profitability in 2001.

     The Compensation Committee increased base compensation payable to other executive officers at the beginning of 2001 by an average of approximately 3.5%, based on recommendations from Messrs. Karp and O'Hagan, as well as the Company's positive operating results. Bonuses paid to officers other than Messrs. Karp and O'Hagan for 2001 did not exceed 36% of gross wages (excluding bonuses for 2000 which were paid in 2001, and certain other miscellaneous items). These bonuses were paid pursuant to (i) the Company's 2001 bonus program, which provided for bonuses to be paid based on the Company's attainment of income targets for fiscal 2001, and (ii) discretionary bonuses in the amount of $40,000 or less paid to certain Company officers.

     The Compensation Committee periodically grants stock options to executive officers and other key employees as part of the Company's overall executive compensation program. During the 2001 fiscal year, the Compensation Committee granted options to acquire an aggregate of 40,000 shares of Common Stock to executive officers other than Messrs. Karp and O'Hagan, based in part on recommendations from Messrs. Karp and O'Hagan. When granting options to executive officers, the Compensation Committee considers the total number of shares available under the Company's option plans, the number of options previously granted to such officers, Company and individual performance, and each officer's level of responsibility within the Company. However, no specific corporate or individual performance factors are used. The Compensation Committee believes that stock options are an integral part of the Company's executive compensation program, which motivate executives to practice long-term strategic management, and align their financial interests with those of the Company's stockholders.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of compensation paid to each of the Named Officers to $1 million per year, subject to certain exceptions. The Compensation Committee is comprised of "outside" directors and the Company's 1998 Stock Option Plan has been structured so that compensation attributable to options will qualify as "performance based" compensation, which is excluded from the determination of the annual maximum deductible amount. If, because of competitive factors, individual performance or changes in tax provisions, the Compensation Committee determines that it is appropriate to pay one or more executive officers compensation in excess of the annual maximum deductible amount, the Compensation Committee would expect to authorize such compensation. During 2001, Mr. Karp's annual cash compensation exceeded the maximum deductible amount.

G. E. Manolovici, Chairman
Gary S. Gladstein

                           CORPORATE PERFORMANCE GRAPH

     The following table compares total stockholder return since December 28, 1996 to the Dow Jones Equity Market Index ("Equity Market Index") and the Dow Jones Building Material Index ("Building Material Index"). Total return values for the Equity Market Index, the Building Material Index and the Company were calculated based on cumulative total return values assuming reinvestment of dividends. The Common Stock is traded on the New York Stock Exchange under the symbol MLI.


                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN


             Among Mueller Industries, Inc., Dow Jones Equity Market
                   Index and Dow Jones Building Material Index


                  Fiscal Year Ending Last Saturday in December

[GRAPHIC OMITTED]




                                         12/28/96   12/27/97   12/26/98   12/25/99   12/30/00   12/29/01
                                        ---------- ---------- ---------- ---------- ---------- ---------
Mueller Industries, Inc. .............. 100        147        111        182        148        186
Dow Jones Equity Market Index ......... 100        125        161        198        181        161
Dow Jones Building Material Index ..... 100        120        138        115        119        121

                 PROPOSAL TO APPROVE THE 2002 STOCK OPTION PLAN

     DESCRIPTION OF THE 2002 STOCK OPTION PLAN. The 2002 Stock Option Plan (the "2002 Plan") was adopted by the Board of Directors on February 12, 2002, subject to the approval of stockholders at the Annual Meeting. Management of the Company believes that the 2002 Plan is important to provide an inducement to obtain and retain the services of qualified employees. The 2002 Plan allows for the grant of "incentive stock options" ("Incentive Options") as defined in
Section 422 of the Code and stock options not so qualified as Incentive Options ("Non-Qualified Options"). Only employees of the Company and its subsidiaries are eligible to participate in the 2002 Plan. Participation in the 2002 Plan is solely at the discretion of the entity administering the 2002 Plan (the "Committee"), which has the power and authority to select employees to receive option awards under the 2002 Plan. The current members of the Committee are Messrs. Gary S. Gladstein and G.E. Manolovici, who serve at the pleasure of the Board until removed. Unless earlier terminated by the Board of Directors, the 2002 Plan (but not outstanding options) will terminate on February 12, 2012, after which no further awards may be granted under the 2002 Plan. The 2002 Plan may be administered by the full Board of Directors or, at the Board's discretion, by a committee of the Board consisting of at least two persons.

     The Company has reserved 750,000 shares of Common Stock for issuance upon the exercise of options under the 2002 Plan. The complete text of the 2002 Plan has been filed with the Securities and Exchange Commission as Exhibit A to this Proxy Statement.

     Recipients of options under the 2002 Plan ("Optionees") are selected by the Committee. The Committee determines the terms of each option grant including (1) the purchase price of shares subject to options, (2) the dates on which options become exercisable and (3) the expiration date of each option (which may not exceed ten years from the date of grant). The maximum number of shares for which options may be granted under the 2002 Plan to any single individual in any one year is 100,000 (subject to adjustments for capital changes). The minimum per share purchase price of options granted under the 2002 Plan is the Fair Market Value (as defined in the 2002 Plan) of one share of the Common Stock on the date the option is granted.

     On March 12, 2002, the market value of a share of Common Stock was $34.63.


     Optionees will have no voting, dividend or other rights as stockholders with respect to shares of Common Stock covered by options prior to becoming the holders of record of such shares. The purchase price upon the exercise of options may be paid in cash, by certified bank or cashier's check, by tendering stock held by the Optionee for at least six months, or by cashless exercise through a broker. The total number of shares of Common Stock available under the 2002 Plan, the number of shares available for options that may be granted to any one individual in any one year and the number of shares and per share exercise price under outstanding options will be appropriately adjusted in the event of any reorganization, merger or recapitalization of the Company or similar corporate event.

     The Board of Directors may at any time terminate the 2002 Plan or from time to time make such modifications or amendments to the 2002 Plan as it may deem advisable; provided that the Board may not, without the approval of stockholders, amend the 2002 Plan to increase the maximum number of shares of Common Stock for which options may be granted under the 2002 Plan, increase the number of shares as to which options may be granted to any person in any single year, decrease the minimum per share exercise price for options below the Fair Market Value (as defined in the 2002 Plan) of one share of Common Stock on the date of grant or change the class of persons eligible to receive options under the 2002 Plan.

     Options granted under the 2002 Plan will be evidenced by a written option agreement between the Optionee and the Company. Subject to limitations set forth in the 2002 Plan, the terms of option agreements will be determined by the Committee, and need not be uniform among Optionees.

     FEDERAL INCOME TAX CONSEQUENCES. The following is a brief discussion of the Federal income tax consequences of transactions under the 2002 Plan. The Plan is not qualified under Section 401(a) of the Code. This discussion is not intended to be exhaustive and does not describe state or local taxes consequences.


INCENTIVE OPTIONS

     No taxable income is realized by the Optionee upon the grant or exercise of an Incentive Option. If Common Stock is issued to an Optionee pursuant to the exercise of an Incentive Option, and if no disqualifying disposition of such shares is made by such Optionee within two years after the date of grant or within one year after the transfer of such shares to such Optionee, then (1) upon sale of such shares, any amount realized in excess of the option price will be taxed to such Optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the Optionee's employer for Federal income tax purposes.

     Except as noted below for corporate "insiders," if the Common Stock acquired upon the exercise of an Incentive Option is disposed of prior to the expiration of either holding period described above, generally (1) the Optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares and (2) the Optionee's employer will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the Optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

     Subject to certain exceptions for disability or death, if an Incentive Option is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as the exercise of a Non-Qualified Option.

     For purposes of determining whether an Optionee is subject to any alternative minimum tax liability, an Optionee who exercises an Incentive Option generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the Optionee had exercised a Non-Qualified Option. Each Optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his potential liability under the alternative minimum tax.


NON-QUALIFIED OPTIONS

     Except as noted below for corporate "insiders," with respect to Non-Qualified Options: (1) no income is realized by the Optionee at the time the option is granted; (2) generally, at exercise, ordinary income is realized by the Optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the Optionee's employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.


SPECIAL RULES APPLICABLE TO CORPORATE INSIDERS

     As a result of the rules under Section 16(b) of the Exchange Act, "insiders" (as defined in the Exchange Act), depending upon the particular exemption from the provisions of Section 16(b) utilized, may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of options. Generally, insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular option. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular option.

     NEW PLAN BENEFITS. Inasmuch as awards to all participants under the 2002 Plan will be granted at the sole discretion of the Committee, such benefits under the 2002 Plan are not determinable. Compensation paid and other benefits granted in respect of the 2001 fiscal year to the Named Officers are set forth in the Summary Compensation Table.

     PROPOSED ACTION. Approval of the adoption of the 2002 Plan will require the affirmative vote of the holders of a majority of the shares of the Common Stock of the Company present, in person or by proxy, at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE THEIR SHARES FOR THE PROPOSAL TO APPROVE THE 2002 STOCK OPTION PLAN.


                             APPOINTMENT OF AUDITORS

     Ernst & Young LLP ("E & Y") has, upon the recommendation of the Company's Audit Committee, been selected and appointed by the Board of Directors to audit and certify the Company's financial statements for the fiscal year ending December 28, 2002, subject to ratification by the Company's stockholders. If the appointment of E & Y is not ratified by the stockholders at the Annual Meeting, the Board of Directors will reconsider its action and will appoint auditors for the 2002 fiscal year without further stockholder action. Further, even if the appointment is ratified by stockholder action, the Board of Directors may at any time in the future in its discretion reconsider the appointment without submitting the matter to a vote of stockholders. It is expected that representatives of E & Y will be in attendance at the Annual Meeting and will be available to answer questions and to make a statement if they desire to do so.

     During the Company's fiscal year ending December 29, 2001, fees were incurred as follows: For the annual audit--$598,000; all other fees--$663,000, which included audit related services --$412,000; and non-audit services--$251,000. The Company did not engage E & Y to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 29, 2001.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE THEIR SHARES FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS OF THE COMPANY.


                  STOCKHOLDER NOMINATIONS FOR BOARD MEMBERSHIP
                   AND OTHER PROPOSALS FOR 2003 ANNUAL MEETING

     It is anticipated that the next Annual Meeting after the one scheduled for May 9, 2002 will be held on or about May 10, 2003. The Company's Bylaws require that, for nominations of directors or other business to be properly brought before an Annual Meeting, written notice of such nomination or proposal for other business must be furnished to the Company. Such notice must contain certain information concerning the nominating or proposing stockholder and information concerning the nominee and must be furnished by the stockholder (who must be entitled to vote at the meeting) to the Secretary of the Company, in the case of the annual Meeting of Stockholders to be held in 2003 no earlier than February 9, 2003 and no later than March 11, 2003. A copy of the applicable provisions of the Bylaws may be obtained by any stockholder, without charge, upon written request to the Secretary of the Company at the address set forth below.

     Since the Company did not receive timely notice of any stockholder proposal for the 2002 Annual Meeting, it will have discretionary authority to vote on any stockholder proposals presented at such meeting.

     In addition to the foregoing, and in accordance with the rules of the Securities and Exchange Commission, in order for a stockholder proposal, relating to a proper subject, to be considered for inclusion in the Company's proxy statement and form of proxy relating to the Annual Meeting to be held in 2003, such proposal must be received by the Secretary of the Company by November 18, 2002 in the form required under and subject to the other requirements of the applicable rules of the Securities and Exchange Commission. If the date of the Annual Meeting to be held in 2003 is changed to a date more than 30 days earlier or later than May 10, 2003, the Company will inform the stockholders in a timely fashion of such change and the date by which proposals of stockholders must be received for inclusion in the proxy materials. Any such proposal should be submitted by certified mail, return receipt requested, or other means, including electronic means, that allow the stockholder to prove the date of delivery.


                    OTHER MATTERS TO COME BEFORE THE MEETING

     If any matter not described herein should properly come before the Annual Meeting, the persons named in the proxy will vote the shares represented by them as they deem appropriate. At the date of this Proxy Statement, the Company knew of no other matters which might be presented for stockholder action at the Annual Meeting.


             SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE REPORTING

     Based solely upon its review of Forms 3 and 4 received by it and written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during 2001 all filing requirements applicable to its officers, directors and ten percent shareholders were complied with.


                                OTHER INFORMATION

     Consolidated financial statements for the Company are included in the Annual Report to Stockholders for the year ended December 29, 2001 that accompanies this Proxy Statement. These financial statements are also on file with the Securities and Exchange Commission, 450 Fifth Avenue, N.W., Washington, D.C. 20549 and with the New York Stock Exchange.


     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED FOR THE YEAR ENDED DECEMBER 29, 2001 (EXCLUDING EXHIBITS) WILL BE FURNISHED, WITHOUT CHARGE, BY WRITING TO JOHN P. FONZO, SECRETARY, MUELLER INDUSTRIES, INC., AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS (8285 TOURNAMENT DRIVE, SUITE 150, MEMPHIS, TENNESSEE 38125).



                                          By order of the Board of Directors





                                          John P. Fonzo
                                          Corporate Secretary

                                                                       EXHIBIT A


                            MUELLER INDUSTRIES, INC.
                             2002 STOCK OPTION PLAN

1.  Purposes.

     The Mueller Industries, Inc. 2002 Stock Option Plan (the "Plan") is intended to attract and retain the best available personnel for positions of substantial responsibility with Mueller Industries, Inc., a Delaware corporation (the "Company"), and its subsidiary corporations, and to provide additional incentive to such persons to exert their maximum efforts toward the success of the Company and its subsidiary corporations. The above aims will be effectuated through the granting of certain options ("Options") to purchase shares of the Company's common stock, par value $.01 per share (the "Common Stock"). Under the Plan, the Company may grant "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or Options which are not intended to be ISOs ("Non-Qualified Options").

2.  Administration of the Plan.

     The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors"), or a committee consisting of at least two persons, appointed by the Board of Directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") (the entity administering the Plan hereinafter called the "Committee"). The Committee may exercise the power and authority vested in the Board of Directors under the Plan. Within the limits of the express provisions of the Plan, the Committee shall have the authority, in its discretion, to take the following actions under the Plan:

     (a) to determine the individuals to whom, and the time or times at which, Options shall be granted, the number of shares of Common Stock to be subject to each Option and whether such Options shall be ISOs or Non-Qualified Options;

     (b) to interpret the Plan;

     (c) to prescribe, amend and rescind rules and regulations relating to the Plan;

     (d) to determine the terms and provisions of the respective stock option agreements granting Options, including the date or dates upon which Options shall become exercisable, which terms need not be identical;

     (e) to accelerate the vesting of any outstanding Options; and

     (f) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

     In making such determinations, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success, and such other factors as the Committee, in its discretion, shall deem relevant. An individual to whom an Option has been granted under the Plan is referred to herein as an "Optionee". The Committee's determinations on the matters referred to in this Section 2 shall be conclusive.

3.  Shares Subject to the Plan.

     The total number of shares of Common Stock which shall be subject to Options granted under the Plan shall not exceed 750,000, subject to adjustment as provided in Section 7 hereof. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of outstanding Options. The shares of Common Stock to be issued upon exercise of Options shall be authorized and unissued or reacquired shares of Common Stock. The shares of Common Stock relating to the unexercised portion of any expired, terminated or cancelled Option shall thereafter be available for the grant of Options under the Plan.

4.  Eligibility.

     (a) Options may be granted under the Plan only to (i) employees of the Company and (ii) employees of any "subsidiary corporation" (a "Subsidiary") of the Company within the meaning of Section 424(f) of the Code; provided, however, that no person may be granted Options under the Plan with respect to more than 100,000 shares of Common Stock in any one year. The term "Company," when used in the context of an Optionee's employment, shall be deemed to include Subsidiaries of the Company.

     (b) Nothing contained in the Plan shall be construed to limit the right of the Company to grant stock options otherwise than under the Plan for proper corporate purposes.

5.  Terms of Options.

     The terms of each Option granted under the Plan shall be determined by the Committee consistent with the provisions of the Plan, including the following:

     (a) The purchase price of the shares of Common Stock subject to each Option shall be fixed by the Committee, in its discretion, at the time such Option is granted; provided, however, that in no event shall such purchase price be less than the Fair Market Value (as defined in paragraph (g) of this Section 5) of the shares of Common Stock as of the date such Option is granted.

     (b) The dates on which each Option (or portion thereof) shall be exercisable shall be fixed by the Committee, in its discretion, at the time such Option is granted.

     (c) The expiration of each Option shall be fixed by the Committee, in its discretion, at the time such Option is granted. No Option shall be exercisable after the expiration of ten (10) years from the date of its grant and each Option shall be subject to earlier termination as determined by the Committee, in its discretion, at the time such Option is granted.

     (d) Options shall be exercised by the delivery to the Company at its principal office or at such other address as may be established by the Committee (Attention: Corporate Treasurer) of written notice of the number of shares of Common Stock with respect to which the Option is being exercised accompanied by payment in full of the purchase price of such shares. Unless otherwise determined by the Committee, payment for such shares may be made (i) in cash, (ii) by certified check or bank cashier's check payable to the order of the Company in the amount of such purchase price, (iii) by delivery to the Company of shares of Common Stock (by attestation or otherwise) (held by the Optionee for at least six months prior to such delivery) having a Fair Market Value equal to such purchase price, (iv) by irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay such purchase price and to sell the shares of Common Stock to be issued upon exercise of the Option and deliver the cash proceeds less commissions and brokerage fees to the Optionee or to deliver the remaining shares of Common Stock to the Optionee, or (v) by any combination of the methods of payment described in (i) through (iv) above.

     (e) An Optionee shall not have any of the rights of a holder of the Common Stock with respect to the shares of Common Stock subject to an Option until such shares are issued to such Optionee upon the exercise of such Option.

     (f) Generally, an Option shall not be transferable, except by will or the laws of descent and distribution, and may be exercised, during the lifetime of an Optionee, only by the Optionee; provided, however, that the Committee may, in its sole discretion, at the time of grant or at any time thereafter, allow for the transfer of Options that are not ISOs to other persons or entities, subject to such conditions or limitations as it may establish. No Option granted under the Plan shall be subject to execution, attachment or other process.

     (g) For purposes of the Plan, as of any date when the Common Stock is listed on one or more national securities exchanges (including the New York Stock Exchange) or quoted on the NASDAQ Stock Market, the "Fair Market Value" of the Common Stock as of any date shall be deemed to be the mean between the highest and lowest sale prices of the Common Stock reported on the principal national securities exchange on which the Common Stock is listed and traded or the NASDAQ Stock Market, on the immediately preceding date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported. If the Common Stock is not listed on an exchange or quoted on the NASDAQ Stock Market, or representative quotes are not otherwise available, the "Fair Market Value" of the Common Stock shall mean the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Common Stock accurately.

6.  Special Provisions Applicable to ISOs.

     The following special provisions shall be applicable to ISOs granted under the Plan.

     (a) No ISOs shall be granted under the Plan after ten (10) years from the earlier of (i) the date the Plan is adopted or (ii) the date the Plan is approved by the holders of the Common Stock.

     (b) ISOs may not be granted to a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, any of its Subsidiaries, or any "parent corporation" (a "Parent") of the Company, within the meaning of Section 424(e) of the Code, unless (i) the exercise price is no less than 110% of the Fair Market Value of the underlying Common Stock on the date of grant and (ii) the ISO is not exercisable after the expiration of five years from the date of grant.

     (c) If the aggregate Fair Market Value of the Common Stock with respect to which ISOs are exercisable for the first time by any Optionee during a calendar year (under all plans of the Company and its Parents and Subsidiaries) exceeds $100,000, such ISOs shall be treated, to the extent of such excess, as Non-Qualified Options. For purposes of the preceding sentence, the Fair Market Value of the Common Stock shall be determined at the time the ISOs covering such shares were granted.

7.  Adjustment upon Changes in Capitalization.

     (a) In the event that the outstanding shares of Common Stock or the capital structure of the Company are changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, combination or exchange of shares and the like, or dividends payable in shares of Common Stock, the Committee shall make such appropriate adjustment to the aggregate number of shares of Common Stock available under the Plan, the number of shares of Common Stock subject to Options that may be granted to any person in any one year, and in the number of shares of Common Stock and the price per share of Common Stock subject to outstanding Options as determined by the Committee, in its sole discretion to be appropriate. If the Company shall be reorganized, consolidated or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, an Optionee shall at the time of such corporate event be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the occurrence of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares of Common Stock covered by his Option; provided, however, that if any such event occurs or if the Company enters into an agreement to undertake any such event, the Committee may, in its sole discretion, cancel any outstanding Options and pay to such Optionees, in cash or stock, or any combination thereof, the value of such Options as determined by the Committee based on the price per share of Common Stock received or to be received by the stockholders of the Company upon such event. The immediately prior sentence is not intended to provide for any automatic acceleration of vesting of any Option, which shall be left to the sole discretion of the Committee.

     (b) Any adjustment under this Section 7 in the number of shares of Common Stock subject to Options shall apply proportionately to only the unexercised portion of any Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

8.  Further Conditions of Exercise.

     (a) The obligation of the Company to issue shares of Common Stock pursuant to the exercise of Options shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any of the provisions hereof, the Optionee may not exercise the Options, and the Company will be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Common Stock pursuant to the exercise of any Option, unless such exercise, offer or sale shall be properly registered pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) (the "Securities Act") with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall use reasonable efforts, when it deems appropriate, to register the offer or sale of shares of Common Stock underlying any Option pursuant to the Securities Act and to take any other affirmative action in order to cause the exercise of the Options or the issuance or transfer of shares pursuant thereto to comply with any law or regulation of any governmental authority. If the shares of Common Stock offered for sale or sold under any Option are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Common Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     (b) The Company is relieved from any liability for the non-issuance or non-transfer or any delay in issuance or transfer of any shares of Common Stock subject to Options which results from the inability of the Company to obtain or in any delay in obtaining from any regulatory body having jurisdiction all requisite authority to issue or transfer shares of Common Stock either upon exercise of the Options or shares of Common Stock issued as a result of such exercise if counsel for the Company deems such authority necessary for lawful issuance or transfer of any such shares.

9.  Termination, Modification and Amendment.

     (a) The Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the date of its adoption by the Board of Directors, and no Option shall be granted after termination of the Plan.

     (b) The Plan may at any time be terminated or, from time to time, be modified or amended by the Board of Directors; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the shares of the capital stock of the Company present in person or by proxy and entitled to vote at the meeting, amend the Plan to
(i) increase (except as provided by Section 7) the maximum number of shares of Common Stock as to which Options may be granted under the Plan, (ii) increase the maximum number of shares of Common Stock as to which Options may be granted to any person in any single year, (iii) decrease the purchase price for Options below Fair Market Value of the Common Stock at the time of grant, or (iv) change the class of persons eligible to receive Options under the Plan.

     (c) No termination, modification or amendment of the Plan may adversely affect the rights conferred by any Options without the consent of the affected Optionee.

10.  Effectiveness of the Plan.

     The Plan shall become effective upon adoption by the Board of Directors, subject to the approval by the shareholders of the Company. Options may be granted under the Plan prior to receipt of such approval, provided that, in the event such approval is not obtained, the Plan and all Options granted under the Plan shall be null and void and of no force and effect.

11.  Not a Contract of Employment.

     Nothing contained in the Plan or in any stock option agreement executed pursuant hereto shall be deemed to confer upon any Optionee any right to remain in the employ of the Company or of any Subsidiary.

12.  Governing Law.

     The Plan shall be governed by the laws of the State of Delaware without reference to principles of conflict of laws thereof.

13.  Withholding.

     As a condition to the exercise of any Option, the Committee may require that an Optionee satisfy, through withholding from other compensation or otherwise, the full amount of all federal, state and local income and other taxes required to be withheld in connection with such exercise. The Committee may, in its sole discretion, allow for the retention by the Company of shares of Common Stock otherwise to be delivered to the Optionee upon the exercise of any Option in order to satisfy this withholding requirement.

     As adopted by the Board of Directors of Mueller Industries, Inc. as of February 12, 2002.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

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                            MUELLER INDUSTRIES, INC.
             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - MAY 9, 2002 This Proxy is Solicited on Behalf of the Board of Directors


The undersigned hereby appoints John P. Fonzo and Kent A. McKee, and each of them, Proxies, with full power of substitution in each, to represent and to vote, as designated, all shares of Common Stock of Mueller Industries, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 9, 2002, and at all adjournments thereof, upon and in respect of the matters set forth on the reverse side hereof, and in their discretion, upon any other matter that may properly come before said meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

CONTINENTAL STOCK TRANSFER
ATTN: HANK DREWS
17 BATTERY PLACE
NEW YORK, NY 10004


VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

SEE RULE 14a-9(a): ELECTRONIC FILERS FILE FORM OR PROXY BY FILING AS AN APPENDIX AT END OF PROXY STATEMENT (NOT AS AN EXHIBIT OR A SEPARATE DOCUMENT WITHIN AN ELECTRONIC SUBMISSION).



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                   MUELL1    KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


MUELLER INDUSTRIES, INC.

     1. Election of Directors

        Nominees:  01) Gennaro J. Fulvio
                   02) Gary S. Gladstein
                   03) Robert B. Hodes
                   04) Harvey L. Karp
                   05) William D. O'Hagan


     For      Withhold        For All
     All         All          Except

     [ ]         [ ]            [ ]


     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.


     -------------------------------------------------------------------

     Vote On Proposals

                                                                                         For   Against   Abstain


     2.  Approve the appointment of Ernst & Young LLP as auditors of the Company.        [ ]      [ ]       [ ]

     3.  Approve the Company's 2002 Stock Option Plan.                                   [ ]      [ ]       [ ]


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR ALL NOMINEES" IN ITEM 1 AND ITEMS 2 AND 3.


Please sign exactly as your name appears to the right. When shares are held jointly, each shareholder named should sign. When signing as attorney, executor, administrator, trustee or guardian, you should so indicate when signing. If a corporation, please sign in full corporate name by duly authorized officer. If a partnership, please sign in partnership name by duly authorized person.


          I plan to attend the meeting                         [ ]


-------------------------------------------    --------------------------------
Signature [PLEASE SIGN WITHIN BOX]  Date       Signature (Joint Owners) Date

--------------------------------------------------------------------------------